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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 ______________


      Date of Report (Date of earliest event reported):  September 4, 1996

                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)


            TEXAS                      1-7259                 74-1563240
(State or other jurisdiction         (Commission           (I.R.S. employee
      of incorporation)             file number)          identification no.)


                                 P.O. Box 36611
                        Love Field, Dallas, Texas  75235
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, include area code:  (214) 904-4000

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Item 7.  Financial Statements and Exhibits.

         (c). Exhibits. The following documents are being filed in connection with, and incorporated by reference into, Southwest Airlines Co.'s Registration Statement on Form S-3 (File No. 33-59113), as declared effective on May 9, 1995, and its prospectus dated May 9, 1995 contained therein, as supplemented by the prospectus supplement dated September 4, 1996 relating to $146,195,000 of Pass Through Certificates, Series 1996-A to be issued on or about September 18, 1996.

Exhibits

Exhibit 1.4      -        Underwriting Agreement dated September 4, 1996
                          relating to the issuance of Pass Through
                          Certificates, Series 1996-A.

Exhibit 4.56     -        Forms of Pass Through Trust Supplements Nos. 1996-A1
                          and 1996-A2 to be entered into between Southwest and the Trustee relating to the Pass Through
                          Certificates, Series 1996-A.

Exhibit 4.57*    -        Participation Agreement entered into as of August 1,
                          1996 among Southwest, the Owner Participant, the Loan
                          Trustee, the Trustee and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration Nos.
                          N625SW, N626SW, N627SW, N628SW, N635SW and N636WN.

Exhibit 4.58 *   -        Trust Agreement entered into as of August 1, 1996
                          between the Owner Participant and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration
                          Nos. N625SW, N626SW, N627SW, N628SW, N635SW and
                          N636WN.

Exhibit 4.59 *   -        Form of Trust Indenture and Security Agreement to be
                          entered into as of August 1, 1996 between the Owner
                          Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4
                          Aircraft, Registration Nos.  N625SW, N626SW, N627SW,
                          N628SW, N635SW and N636WN.

Exhibit 4.60 *   -        Form of Sale and Lease Agreement to be entered into
                          as of August 1, 1996 between Southwest and the Owner
                          Trustee with respect to Boeing 737-3H4 Aircraft,
                          Registration Nos. N625SW, N626SW, N627SW, N628SW,
                          N635SW and N636WN.

Exhibit 4.61*    -        Form of Equipment Notes to be issued with respect to
                          Boeing 737-3H4 Aircraft, Registration Nos. N625SW,
                          N626SW, N627SW, N628SW, N635SW and N636WN (included in Exhibit 4.59 as Exhibit A-1 thereto).

         *The financing of each of the identified Aircraft pursuant to Pass Through Certificates, Series 1996-A is documented separately. Pursuant to Instruction 2 to Item 601 of Regulation S-K, the registrant has filed the indicated documents for one of these Aircraft only. The documents for the other Aircraft are substantially identical in all material respects, except for the information identifying the Aircraft in question, the name of the trust established to own such Aircraft and as set forth below.





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


                                                              Lessor's Cost
                                                      --------------------------       Late Day of
Aircraft                        Owner                  Equity            Loan          Base Lease
Tail No.                      Participant             Investment        Amount             Term
- --------                      -----------             ----------        ------        -------------
N625SW  . . . . . . . . NationsBank, N.A.             $9,160,000     $23,840,000      January 2, 2020

N626SW  . . . . . . . . MetLife Capital, L.P.          8,341,500      24,658,500      January 2, 2020

N627SW  . . . . . . . . MetLife Capital Corp.          8,341,500      24,658,500      January 2, 2020

N628SW  . . . . . . . . AmSouth Leasing Corp.          8,651,000      24,349,000      May 6, 2021

N635SW  . . . . . . . . KBWA Leasing Corp.             8,655,500      24,344,500      November 2, 2020

N636WN  . . . . . . . . KBWA Leasing Corp.             8,655,500      24,344,500      November 2, 2020





                                                  Special                   Ins.                 Special
                                              Purchase Option             Payment               Purchase
 Aircraft                                           Date                   (Lease                Option
 Tail No.                                 (Lease Section 18.2(b))    Section 11.2, 3.2)    (PA Section 8(aa))
 --------                                 -----------------------    ------------------    ------------------
 N625SW  . . . . . . . . . . . . . . .        January 2, 2015

 N626SW  . . . . . . . . . . . . . . .        January 2, 2015

 N627SW  . . . . . . . . . . . . . . .        January 2, 2015

 N628SW  . . . . . . . . . . . . . . .        January 2, 2018                *                     **

 N635SW  . . . . . . . . . . . . . . .        January 2, 2017                *                     **

 N636WN  . . . . . . . . . . . . . . .        January 2, 2017                *                     **

- ---------------
* The $4,000,000 loss payable amount reduces to $2,000,000 if Southwest's unsecured senior long-term debt securities are not rated Investment Grade.

** Requires, as condition to Southwest's election, that Owner Trustee receive evidence that it has a second priority and perfected security interest in the Aircraft.





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
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOUTHWEST AIRLINES CO.



September 16, 1996                      By:    /s/ Gary C. Kelly
                                           -----------------------------------
                                                 Gary C. Kelly
                                                 Vice President -- Finance
                                                 and Chief Financial Officer





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
                                 EXHIBIT INDEX


Exhibit No.                         Description
- -----------                         -----------
Exhibit 1.4     - Underwriting Agreement dated September 4, 1996 relating to the issuance of Pass Through Certificates, Series 1996-A.

Exhibit 4.56    - Forms of Pass Through Trust Supplements Nos. 1996-A1 and
                  1996-A2 to be entered into between Southwest and the Trustee relating to the Pass Through Certificates, Series 1996-A.

Exhibit 4.57    - Participation Agreement entered into as of August 1, 1996 among Southwest, the Owner Participant, the Loan Trustee, the
                  Trustee and the Owner Trustee with respect to Boeing 737-3H4
                  Aircraft, Registration Nos. N625SW, N626SW, N627SW, N628SW,
                  N635SW and N636WN.

Exhibit 4.58    - Trust Agreement entered into as of August 1, 1996 between the
                  Owner Participant and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration Nos. N625SW, N626SW,
                  N627SW, N628SW, N635SW and N636WN.

Exhibit 4.59    - Form of Trust Indenture and Security Agreement to be entered into as of August 1, 1996 between the Owner Trustee and the Loan Trustee relating to the Equipment Notes with respect to Boeing 737-3H4 Aircraft, Registration Nos. N625SW, N626SW,
                  N627SW, N628SW, N635SW and N636WN.

Exhibit 4.60    - Form of Sale and Lease Agreement to be entered into as of
                  August 1, 1996 between Southwest and the Owner Trustee with respect to Boeing 737-3H4 Aircraft, Registration Nos. N625SW,
                  N626SW, N627SW, N628SW, N635SW and N636WN.

Exhibit 4.61    - Form of Equipment Notes to be issued with respect to Boeing
                  737-3H4 Aircraft, Registration Nos. N625SW, N626SW, N627SW,
                  N628SW, N635SW and N636WN (included in Exhibit 4.59 as
                  Exhibit A-1 thereto).




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